Exhibit 10.3

PHUNWARE, INC.

2018 EMPLOYEE STOCK PURCHASE PLAN

SUBSCRIPTION AGREEMENT

_____ Original Application	Offering Date: ________________
_____ Change in Payroll Deduction Rate

1. ____________________ (“Employee”) hereby elects to participate in the Phunware, Inc. 2018 Employee Stock Purchase Plan (the “Plan”) and subscribes to purchase shares of the Company’s Common Stock in accordance with this Subscription Agreement and the Plan. Unless otherwise defined herein, the terms defined in the 2018 Employee Stock Purchase Plan (the “Plan”) shall have the same defined meanings in this Subscription Agreement.

2. Employee hereby authorizes payroll deductions from each paycheck in the amount of ____% (from 0 to fifteen percent (15%)) of his or her Compensation on each payday during the Offering Period in accordance with the Plan. (Please note that no fractional percentages are permitted.)

3. Employee understands that said payroll deductions will be accumulated for the purchase of shares of Common Stock at the applicable Purchase Price determined in accordance with the Plan. Employee understands that if he or she does not withdraw from an Offering Period, any accumulated payroll deductions will be used to automatically exercise his or her option and purchase Common Stock under the Plan.

4. Employee has received a copy of the complete Plan and its accompanying prospectus. Employee understands that his or her participation in the Plan is in all respects subject to the terms of the Plan.

5. Shares of Common Stock purchased by Employee under the Plan should be issued in the name(s) of _____________ (Employee or Employee and Spouse only).

6. Employee understands that if he or she disposes of any shares that he or she purchased under the Plan within two (2) years after the Enrollment Date (the first day of the Offering Period during which he or she purchased such shares) or one (1) year after the applicable Exercise Date, he or she will be treated for federal income tax purposes as having received ordinary income at the time of such disposition in an amount equal to the excess of the fair market value of the shares at the time such shares were purchased over the price paid for the shares. Employee hereby agrees to notify the Company in writing within thirty (30) days after the date of any disposition of such shares and to make adequate provision for federal, state or other tax withholding obligations, if any, that arise upon the disposition of such shares. The Company may, but will not be obligated to, withhold from Employee’s compensation the amount necessary to meet any applicable withholding obligation including any withholding necessary to make available to the Company any tax deductions or benefits attributable to Employee’s sale or early disposition of such shares. Employee understands that if he or she disposes of such shares at any time after the expiration of the two (2)-year and one-(1) year holding periods, he or she will be treated for federal income tax purposes as having received income only at the time of such disposition, and that such income will be taxed as ordinary income only to the extent of an amount equal to the lesser of (i) the excess of the fair market value of the shares at the time of such disposition over the purchase price paid for the shares, or (ii) fifteen percent (15%) of the fair market value of the shares on the first day of the Offering Period. The remainder of the gain, if any, recognized on such disposition will be taxed as capital gain.

7. Employee hereby agrees to be bound by the terms of the Plan. The effectiveness of this Subscription Agreement is dependent upon Employee’s eligibility to participate in the Plan.

Employee’s [ID Number]:

Employee’s Address:

EMPLOYEE UNDERSTANDS THAT THIS SUBSCRIPTION AGREEMENT WILL REMAIN IN EFFECT THROUGHOUT SUCCESSIVE OFFERING PERIODS UNLESS TERMINATED BY EMPLOYEE.

Dated:
Signature of Employee

EXHIBIT B

PHUNWARE, INC.

2018 EMPLOYEE STOCK PURCHASE PLAN

NOTICE OF WITHDRAWAL

Unless otherwise defined herein, the terms defined in the 2018 Employee Stock Purchase Plan (the “Plan”) shall have the same defined meanings in this Notice of Withdrawal.

The undersigned Participant in the Offering Period of the Phunware, Inc. 2018 Employee Stock Purchase Plan that began on ____________, ______ (the “Offering Date”) hereby notifies the Company that he or she hereby withdraws from the Offering Period. He or she hereby directs the Company to pay to the undersigned as promptly as practicable all the payroll deductions credited to his or her account with respect to such Offering Period. The undersigned understands and agrees that his or her option for such Offering Period will be terminated automatically. The undersigned understands further that no further payroll deductions will be made for the purchase of shares in the current Offering Period and the undersigned will be eligible to participate in succeeding Offering Periods only by delivering to the Company a new Subscription Agreement.

Name and Address of Participant:

Signature:

Date: